UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2025

Graphjet Technology

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41070	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lot 3895, Lorong 6D, Kampung Baru Subang

Seksyen U6, 40150 Shah Alam

Selangor, Malaysia

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +(60) 019 850 0895

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

*Registrant was suspended from trading on Nasdaq on November 13, 2025.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Graphjet Technology (the “Company”) previously scheduled its Annual General Meeting of Shareholders (the “AGM”) to be held on December 19, 2025, at 10:00 a.m. Eastern Time, to be conducted via live webcast at https://www.cstproxy.com/graphjettech/am2025 and telephone access, as disclosed in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on December 11, 2025 (the “Definitive Proxy”).

On December 19, 2025, the Company determined to adjourn the AGM to December 22, 2025. The adjournment was made in order to allow additional time for shareholders to vote on all proposals described in the Definitive Proxy.

The reconvened AGM will now be held on December 22, 2025, at 10:00 a.m. Eastern Time. The record date for the AGM remains December 11, 2025, and all proposals and materials previously described in the Definitive Proxy remain unchanged.

Shareholders who have already submitted proxies or voted do not need to take any further action unless they wish to change their vote. Proxies previously submitted will be voted at the reconvened AGM unless properly revoked.

Cautionary Statement Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) changes in the markets in which the Company competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that the Company will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) The Company is beginning the commercialization of its technology and it may not have an accurate estimate of future capital expenditures and future revenue; (iv) statements regarding the Company’s industry and market size; (v) financial condition and performance of the Company, including the anticipated benefits, the implied enterprise value, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of the Company; (vi) The Company’s ability to develop and manufacture its graphene and graphite products; (vii) The Company’s ability to return to and maintain compliance with Nasdaq continued listing standards; and (viii) those factors discussed in our filings with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the documents to be filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while the Company may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. The Company does not give any assurance that it will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish a copy any of the omitted exhibits or schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHJET TECHNOLOGY

Date: December 19, 2025	By:	/s/ Chris Lai
	Name:	Chris Lai
	Title:	Chief Executive Officer

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